The Dow JonesSM Islamic Fund
A series of Allied Asset Advisors Funds

Supplement dated March 21, 2008 to
the Dow JonesSM Islamic Fund
Prospectus dated September 28, 2007

Effective immediately, the name of the Dow JonesSM Islamic Fund will be changed to the Iman Fund (the “Fund”).  As a result of the change in the Fund’s name, all references in the Fund’s prospectus (the “Prospectus”) to “Dow JonesSM Islamic Fund” are changed to “Iman Fund.”

In addition, the following changes to the Prospectus are also made, effective immediately:

•	The following paragraph replaces the paragraph under “What are the Principal Investment Strategies of the Fund?” on page 2:

“To achieve its investment objective, the Fund seeks investments that meet Islamic principles whose price the Fund’s investment advisor, Allied Asset Advisors, Inc. (the “Advisor”), anticipates will increase over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in domestic and foreign securities chosen by the Advisor that meet Islamic principles. Islamic principles generally preclude investments in certain industries (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations or businesses that derive a substantial amount of interest income. Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles. Under normal circumstances, the Fund plans to fully invest its assets in securities that meet Islamic principles. There is no guarantee that the Fund will achieve its investment objective. Should the Advisor determine that the Fund would benefit from reducing the percentage of invested assets from 80% to a lesser amount, the Fund will provide you with at least 60 days’ notice of such change.”

•	The following paragraph replaces the paragraph under “Performance Summary” on page 3:

“The following performance information indicates some of the risks of investing in the Fund by showing the variability of the Fund’s return. The bar chart illustrates how the Fund’s total return has varied from year to year. The table illustrates the Fund’s average annual total return over time compared with a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.”

•	Reference to the “Dow Jones Islamic Market USA IndexSM” in the table on page 4 is removed, and footnote 3 to the table is removed in its entirety.

•	The following paragraph replaces the paragraph under “Investment Strategies” on page 5:

"To achieve its investment objective, the Fund seeks investments that meet Islamic principles whose price the Advisor anticipates will increase over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in domestic and foreign securities chosen by the Advisor that meet Islamic principles. Islamic principles generally preclude investments in certain industries (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations or businesses that derive a substantial amount of interest income. Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles. Under normal circumstances, the Fund plans to fully invest its assets in securities that meet Islamic principles. There is no guarantee that the Fund will achieve its investment objective. Should the Advisor determine that the Fund would benefit from reducing the percentage of invested assets from 80% to a lesser amount, the Fund will provide you with at least 60 days’ notice of such change."

•	The section entitled “More Information about the Dow Jones Islamic Market IndexesSM” on pages 6-7 and the section entitled “Shari’ah Supervisory Board” on pages 7-8 are each removed in their entirety.